SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 27, 2004
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                        000-26739                 22-35-31960
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                 (Commission File Number)   (IRS Employer Identification No.)

               750 College Road East, Princeton, New Jersey       08540
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               (Address of principal executive offices)         (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)


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Item 5.     Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on February 27, 2004.

..

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  February 27, 2004                     By:  /s/ Theodore M. Weitz
                                             --------------------------------
                                             Name:  Theodore M. Weitz
                                             Title:  Vice President, General
                                                     Counsel and Secretary


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EXHIBIT INDEX

Exhibit 99.1            Press Release dated February 27, 2004